Exhibit 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Copano Energy, L.L.C. (the “Company”) on Form 10-Q for the quarter ended September 30, 2005 (the “Report”) filed with the Securities and Exchange Commission on November 14, 2005, I, John R. Eckel, Jr., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2005	/s/ JOHN R. ECKEL, JR.
John R. Eckel, Jr.
Chairman of the Board and Chief Executive Officer